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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 26, 2003




                       PANHANDLE EASTERN PIPE LINE COMPANY

             (Exact name of registrant as specified in its charter)




        Delaware                        1-2921                     44-0382470
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)





         5444 Westheimer Court                                      77056
         Houston, Texas 77056                                     (Zip Code)
 (Address of principal executive offices)





       Registrant's telephone number, including area code: (713) 627-5400



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On June 11, 2003, Southern Union Company ("Southern Union") completed its acquisition of Panhandle Eastern Pipe Line Company and its subsidiaries, including Trunkline Gas, Sea Robin Pipeline, Trunkline LNG and Southwest Gas Storage (collectively "Panhandle Energy" or the "Company") from CMS Energy Corporation ("CMS"). Southern Union paid CMS approximately $584.3 million in cash plus 3 million shares of Southern Union common stock as a consideration for receiving all of the stock of Panhandle Energy, while approximately $1.159 billion of debt remains outstanding at Panhandle Energy. Southern Union financed the acquisition with approximately $420 million in cash proceeds it received from the January 1, 2003 sale of its Texas operations, $125 million of the net proceeds from concurrent securities offerings, which it also completed on June 11, 2003, and with working capital available to Southern Union Company.



This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Panhandle Eastern Pipe Line Company cautions that actual results and developments may differ materially from such projections or expectations. Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: weather conditions in the Company's service territories; cost of gas; regulatory and court decisions; the receipt of timely and adequate rate relief; the achievement of operating efficiencies and the purchase and implementation of any new technologies for attaining such efficiencies; impact of relations with labor unions of bargaining-unit employees; the effect of any stock repurchases; and the effect of strategic initiatives (including: any recent, pending or potential acquisitions or merger, recent corporate restructuring activities, any sales of non-core assets, and any related financing arrangements including refinancings and debt repurchases) on earnings and cash flow.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          PANHANDLE EASTERN PIPE LINE COMPANY
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                                                    (Registrant)



Date     June 26, 2003                    By  DAVID J. KVAPIL
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                                              David J. Kvapil
                                              Executive Vice President and
                                              Chief Financial Officer